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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Mid Cap Growth Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Mid Cap Growth Fund (formerly Pioneer Mid-Cap Fund) dated November 3, 2000 (and to all references to our firm) included in or made a part of Post-Effective Amendment No. 30 and Amendment No. 30 to Registration Statement File Nos. 2-79140 and 811-07525, respectively.



                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
September 25, 2001